                                                                   Exhibit 10.30

                                 AMENDMENT NO. 1
                                       TO
                      TANDEM RESTRICTED STOCK/STOCK OPTION
                          AGREEMENT DATED JUNE 15, 1999

                      -------------------------------------

         Pursuant to resolutions adopted by the Compensation Committee of the Board of Directors of R.J. Reynolds Tobacco Holdings, Inc. (the "Company") on December 5, 2001, the Tandem Restricted Stock/Stock Option Agreements issued by the Company on June 15, 1999 (the "Agreements"), hereby are amended as follows:

         1. Section 2(b) of each Agreement is deleted in its entirety and the following language is inserted in place thereof:

         "(b) Restrictions on Transfer of Stock. The shares of Common Stock granted hereunder may not be sold, tendered, assigned, transferred, pledged or otherwise encumbered prior to the earliest of:

                  (i)      June 15, 2002, for 50% of the shares,
                           June 15, 2003, for an additional 25% of the shares; June 15, 2004, for an additional 25% of the shares;

                  (ii) the date of the Grantee's Retirement (as defined in this Section 2(b));

                  (iii) the earlier of (A) 60 days after the date of the Grantee's Permanent Disability (as defined in the Company's Long Term Disability Plan) or (B) receipt of written notice by the Company that the Grantee has made the Section 3 Election (as defined in Section 3(a) of this Agreement) to receive the Restricted Stock Grant in unrestricted shares of Common Stock, pursuant to Section (3)(a)(v) of this Agreement, for 100% of the shares;

                  (iv) the earlier of (A) 60 days after the date of the Grantee's death or (B) receipt of written notice by the Company that the Grantee's representative has made the Section 3 Election to receive the Restricted Stock Grant in unrestricted shares of Common Stock, pursuant to Section (3)(a)(v) of this Agreement, for 100% of the shares; or

                  (v) the date of a Change of Control, for 100% of the shares.

         For purposes of this Agreement, the term "Retirement" shall mean retirement at age 65 or over, or early retirement at age 55 or over with the approval of the Chief Executive Officer of the Company, which approval specifically states the number or percentage of shares with respect to which the restrictions referred to in this Section 2(b) will lapse.

         Upon the earlier of (i) 60 days after the involuntary termination of the Grantee's employment with the Company or a subsidiary of the Company without Cause (as defined in Section 4(d) of this Agreement) (an "Involuntary Termination") or (ii) receipt of written notice by the Company that the Grantee has made the Section 3 Election to receive the Restricted Stock Grant in unrestricted shares of Common Stock pursuant to Section 3(a)(vii) of this Agreement, the restrictions imposed by this Section 2(b) will lapse with respect to that number of shares of Common Stock which is equal to (A) the product of
(x) the total number of shares of Common Stock granted to the Grantee under this Agreement and (y) a fraction, the numerator of which is the number of whole or partial months between the Date of Grant and the date of the Grantee's Termination of Employment (as defined in Section 2(c) of this Agreement) and the denominator of which is 60, minus (B) the number of shares of Common Stock granted to the Grantee under this Agreement as to which the restrictions set forth in this Section 2(b) have lapsed prior to such Involuntary Termination.

         At the time the restrictions imposed by this Section 2(b) shall lapse upon any of the shares of Common Stock granted to the Grantee under this Agreement, provided that the Grantee shall not have made or be deemed to have made a Section 3 Election for the right to exercise the Option in lieu of receiving such shares, the appropriate number of shares of Common Stock shall be delivered to the Grantee without a restrictive legend on any Common Stock certificate, or, if such shares are held in book-entry form, the Company's transfer agent shall be instructed to remove the restrictions on such shares."

         2. Section 2(c) of each Agreement is deleted in its entirety and the following language is inserted in place thereof:

         "(c) Forfeiture of Stock. Upon the earlier of making or being deemed to have made a Section 3 Election for the right to exercise the Option or the Grantee's Termination of Employment, subject to the provisions of Section 2(b) in the case of an Involuntary Termination, the Grantee shall forfeit all right, title and interest in and to the shares of Common Stock still subject to the restrictions set forth in Section 2(b)(i) of this Agreement (or the portion thereof to which such Section 3 Election relates, as the case may be) and to any dividends to be paid thereafter on such shares. Such forfeited shares of Common Stock shall revert to the Company and shall not become transferable by the Grantee or anyone claiming through the Grantee. For purposes of this Agreement, the term "Termination of Employment" shall mean the termination of the Grantee's active employment with the Company or a subsidiary of the Company; it does not mean the termination of the Grantee's pay and benefits at the end of a period of salary continuation (or other form of severance pay or pay in lieu of salary). The Committee or its agent shall act promptly to record forfeitures pursuant to this paragraph on the stock transfer books of the Company."

         3. Section 3 of each Agreement is deleted in its entirety and the following language is inserted in place thereof:

         "3.  Option Terms

         (a) Elections. During the term of this Agreement, the Grantee or his or her representative, as applicable, may make one or more of the following elections, or be deemed to have made one or more of the following elections (each, a "Section 3

Election"), in accordance with the following terms and conditions, and any further procedures which may be established by the Company from time to time:

              (i) During the period from March 15, 2002 until May 15, 2002, the Grantee may elect to receive up to 50 percent of the Restricted Stock Grant in unrestricted shares of Common Stock on June 15, 2002, or to cancel up to 50 percent of the Restricted Stock Grant in exchange for the right to exercise the Option with respect to the same percentage of shares of Common Stock covered by the Option. On June 15, 2002, if (A) the Grantee did not make a Section 3 Election during the period from March 15, 2002 until May 15, 2002, and (B) (1) the product of 50 percent of the shares of Common Stock covered by the Option (the "Option Shares") multiplied by the difference between the closing price of a share of Common Stock on June 14, 2002 (as reported in the New York Stock Exchange composite price history) and the exercise price is greater than (2) the product of 50 percent of the Restricted Stock Grant multiplied by the closing price of a share of Common Stock on June 14, 2002 (as reported in the NYSE composite price history), then 50 percent of the Restricted Stock Grant shall be cancelled and the Grantee shall be deemed to have made a Section 3 Election for the right to exercise the Option with respect to 50 percent of the Option Shares.

              (ii) During the period from March 15, 2003 until May 15, 2003, the Grantee may elect to receive up to 25 percent of the Restricted Stock Grant in unrestricted shares of Common Stock on June 15, 2003, or to cancel up to 25 percent of the Restricted Stock Grant in exchange for the right to exercise the Option with respect to the same percentage of shares of Common stock covered by the Option. On June 15, 2003, if (A) the Grantee did not make a Section 3 Election during the period from March 15, 2003 until May 15, 2003, and (B) (1) the product of 25 percent of the Option Shares multiplied by the difference between the closing price of a share of Common Stock on June 14, 2003 (as reported in the NYSE composite price history) and the exercise price is greater than (2) the product of 25 percent of the Restricted Stock Grant multiplied by the closing price of a share of Common Stock on June 14, 2003 (as reported in the NYSE composite price history), then 25 percent of the Restricted Stock Grants shall be cancelled and the Grantee shall be deemed to have made a Section 3 Election for the right to exercise the Option with respect to 25 percent of the Option Shares.

              (iii) During the period from March 15, 2004 until May 15, 2004, the Grantee may elect to receive up to 25 percent of the Restricted Stock Grant in unrestricted shares of Common Stock on June 15, 2004, or to cancel up to 25 percent of the Restricted Stock Grant in exchange for the right to exercise the Option with respect to the same percentage of shares of Common Stock covered by the Option. On June 15, 2004, if (A) the Grantee did not make a Section 3 Election during the period from March 15, 2004 until May 15, 2004, and (B) the product of 25 percent of the Option Shares multiplied by the difference between the closing price of a share of Common Stock on June 14, 2004 (as reported in the NYSE composite price history) and the exercise price is greater than (2) the product of 25 percent of the Restricted Stock Grant multiplied by the closing price of a share of Common Stock on June 14, 2004 (as reported in the NYSE composite price history), then 25 percent of the Restricted Stock Grant shall be cancelled and the Grantee shall be deemed to have made a Section 3 Election for the right to exercise the Option with respect to 25 percent of the Option Shares.

              (iv) In the event the date of the Grantee's Retirement occurs prior to June 15, 2004, during the period of 60 days commencing 90 days prior to the date of the Grantee's Retirement, the Grantee may elect to receive the portion of his or her Restricted Stock Grant that will no longer be subject to the restrictions set forth in Section 2(b) of this Agreement as a result of the Grantee's Retirement (the "Section 3(a)(iv) Portion") in unrestricted shares of Common Stock on the date such restrictions lapse or to cancel the Section 3(a)(iv) Portion in exchange for the right to exercise a corresponding portion of the Option. On the Grantee's Retirement date, if (A) the Grantee did not make a Section 3 Election during the period of 60 days commencing 90 days prior to the date of the Grantee's retirement, and (B) (1) the product of the remaining portion of the Grantee's Restricted Stock Grant that will no longer be subject to the restrictions set forth in Section 2(b) of this Agreement as a result of the Grantee's Retirement multiplied by the difference between the closing price of a share of Common Stock on the business day immediately preceding the Grantee's Retirement date (as reported in the NYSE composite price history) and the exercise price is greater than (2) the product of such remaining portion of the Grantee's Restricted Stock Grant multiplied by the closing price of a share of Common Stock on the business day immediately preceding the Grantee's Retirement Date (as reported in the NYSE composite price history), then such remaining portion of the Grantee's Restricted Stock Grant shall be cancelled and the Grantee shall be deemed to have made a Section 3 Election for the right to exercise a corresponding portion of the Option.

              (v) In the event the date of the Grantee's Permanent Disability or death occurs prior to June 15, 2004, during the period of 60 days commencing on the date of the Grantee's Permanent Disability or death, as applicable, the Grantee (or upon the Grantee's death, his or her representative) may elect to receive the portion of his Restricted Stock Grant still subject to the restrictions set forth in Section 2(b) of this Agreement immediately prior to the date of the Grantee's Permanent Disability or death, as applicable (the "Section 3(a)(v) Portion") in unrestricted shares of Common Stock on the date such restrictions lapse or to cancel the Section 3(a)(v) Portion in exchange for the right to exercise a corresponding portion of the Option. On the date 60 days after the date of the Grantee's Permanent Disability or death, if (A) the Grantee or his or her representative, as applicable, did not make a Section 3 Election or send a written notice to the Company that the Grantee or such representative declined to make a Section 3 Election, and (B) (1) the product of the portion of the Grantee's Restricted Stock Grant still subject to the restrictions set forth in Section 2(b) of this Agreement immediately prior to the date of the Grantee's Permanent Disability or death, as applicable, multiplied by the difference between the closing price of a share of Common Stock on the business day immediately preceding such date (as reported in the NYSE composite price history) and the exercise price is greater than (2) the product of such portion of the Grantee's Restricted Stock Grant still subject to the restrictions set forth in Section 2(b) of this Agreement multiplied by the closing price of a share of Common Stock on the business day immediately preceding the date of the Grantee's Permanent Disability or death, as applicable (as reported in the NYSE composite price history), then such portion of the Grantee's Restricted Stock Grant shall be cancelled and the Grantee or his or her representative, as applicable, shall be deemed to have made a Section 3 Election for the right to exercise a corresponding portion of the Option.

              (vi) In the event of a Change of Control which occurs prior to June 15, 2004, on the date of the Change of Control, if (A) the product of the portion of the Grantee's Restricted Stock Grant still subject to the restrictions set forth in Section 2(b) of this Agreement immediately prior to the date of the Change of Control multiplied by the difference between the closing price of a share of Common Stock on the business day immediately preceding the Change of Control (as reported in the NYSE composite price history) and the exercise price is greater than (B) the product of such portion of the Grantee's Restricted Stock Grant still subject to the restrictions set forth in Section 2(b) of this Agreement multiplied by the closing price of a share of Common Stock on the business day immediately preceding the Change of Control (as reported in the NYSE composite price history), then such portion of the Grantee's Restricted Stock Grant shall be cancelled and the Grantee shall be deemed to have made a Section 3 Election for the right to exercise a corresponding portion of the Option.

              (vii) In the event of an Involuntary Termination (as defined in Section 2(b) of this Agreement) that occurs prior to June 15, 2004, during the period of 60 days commencing on the date of such Involuntary Termination, the Grantee may elect to receive the portion of his or her Restricted Stock Grant that will no longer be subject to the restrictions set forth in Section 2(b) of this Agreement as a result of such Involuntary Termination (the "Section 3(a)(vii) Portion") in unrestricted shares of Common Stock on the date such restrictions lapse or to cancel the Section 3(a)(vii) Portion in exchange for the right to exercise a corresponding portion of the Option. On the date 60 days after the date of the Involuntary Termination, if (A) the Grantee did not make a
Section 3 Election, and (B) (1) the product of the portion of the Grantee's Restricted Stock Grant still subject to the restrictions set forth in Section 2(b) of this Agreement immediately prior to the date of the Involuntary Termination multiplied by the difference between the closing price of a share of Common Stock on the business day immediately preceding the date of the Involuntary Termination (as reported in the NYSE composite price history) and the exercise price is greater than (2) the product of such portion of the Grantee's Restricted Stock Grant still subject to the restrictions set forth in
Section 2(b) of this Agreement multiplied by the closing price of a share of Common Stock on the business day immediately preceding the date of the Involuntary Termination (as reported in the NYSE composite price history), then such portion of the Grantee's Restricted Stock Grant shall be cancelled and the Grantee shall be deemed to have made a Section 3 Election for the right to exercise a corresponding portion of the Option.

Upon the Grantee or his or her representative, as applicable, making any of the foregoing Section 3 Elections to receive a portion of the Option in lieu of unrestricted shares of Common Stock or having been deemed to have made any of the foregoing Section 3 Elections to receive a portion of the Option in lieu of unrestricted shares of Common Stock, the portion of the Option subject to such
Section 3 Election shall become exercisable on the date that the restrictions set forth in Section 2(b) of this Agreement on the corresponding portion of the Restricted Stock Grant would have lapsed.

         (b) Exercise of Option. The Option shall be exercisable only if and to the extent the Grantee or his or her representative, as applicable, makes a
Section 3 Election, or is deemed to have made a Section 3 Election, for the right to exercise the Option in lieu of receiving unrestricted shares of Common Stock upon the lapsing of the restrictions set forth in Section 2(b) of this Agreement. Shares subject to the Option may be purchased by giving the Secretary of the Company written notice of exercise, on a form prescribed by the Company, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by:

              (i) tender to the Company of cash for the full purchase price of the shares with respect to which such Option or portion thereof is exercised; or

              (ii) the unsecured, demand borrowing by the Grantee from the Company on an open account maintained solely for this purpose in the amount of the full exercise price together with the instruction from the Grantee to sell the shares exercised on the open market through a duly registered broker-dealer with which the Company makes an arrangement for the sale of such shares under the Plan. This method is known as the "broker-dealer exercise method" and is subject to the terms and conditions set forth herein, in the Plan and in guidelines established by the Committee. The Option shall be deemed to be exercised simultaneously with the sale of the shares by the broker-dealer. If the shares purchased upon the exercise of an Option or a portion thereof cannot be sold for a price equal to or greater than the full exercise price plus direct costs of the sales, then there is no exercise of the Option. Election of this method authorizes the Company to deliver shares to the broker-dealer and authorizes the broker-dealer to sell such shares on the open market. The broker-dealer will remit proceeds of the sale to the Company which will remit net proceeds to the Grantee after repayment of the borrowing, deduction of costs, if any, and withholding of taxes. The Grantee's borrowing from the Company on an open account shall be a personal obligation of the Grantee which shall bear interest at the published Applicable Federal Rate ("AFR") for short-term loans and shall be payable upon demand by the Company. Such borrowing may be authorized by telephone or other telecommunications acceptable to the Company. Upon such borrowing and the exercise of the Option or portion thereof, title to the shares shall pass to the Grantee whose election hereunder shall constitute instruction to the Company to register the shares in the name of the broker-dealer or its nominee. The Company reserves the right to discontinue this broker-dealer exercise method at any time for any reason whatsoever. The Grantee agrees that if this broker-dealer exercise method under this paragraph is used, the Grantee promises unconditionally to pay the Company the full balance in his or her open account at any time upon demand. Grantee also agrees to pay interest on the account balance at the AFR for short-term loans from and after demand.

         (c) Expiration of Option.

              (i) The Option shall expire or terminate and may not be exercised to any extent by the Grantee after the first to occur of the following events:

              (A) the tenth anniversary of the Date of Grant, or such earlier time as the Company may determine is necessary or appropriate in light of applicable foreign tax laws; or

              (B) immediately upon the Grantee's Termination of Employment for Cause (as defined in Section 4(d) of this Agreement).

              (ii) In the event the Grantee either (A) makes a Section 3 Election to receive unrestricted shares of Common Stock on the date the restrictions set forth in Section 2(b) of this Agreement lapse with respect to a portion of the Restricted Stock Grant, or (B) fails to make a Section 3 Election during the designated period with respect to a portion of the Restricted Stock Grant, and no Section 3 Election to receive a portion of the Option in lieu of unrestricted shares of Common Stock is deemed to have been made with respect to such portion of the Restricted Stock Grant, that portion of the tandem Option to which such Section 3 Election, if made or deemed to have been made, would have related, shall immediately terminate and have no force or effect."

         4. The remaining provisions of each Agreement shall remain in full force and effect.

         EXECUTED as of the 5th day of December, 2001.


                                            R.J. REYNOLDS TOBACCO HOLDINGS, INC.



                                            By: /s/ McDara P. Folan, III
                                                --------------------------------